Q3 Fiscal Year 2019 Financial Highlights For the quarter ended October 31, 2018 November 29, 2018

Forward-Looking Statements Certain statements in this communication may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, including statements regarding Tech Data’s plans, objectives, expectations and intentions, Tech Data’s financial results and estimates and/or business prospects, involve a number of risks and uncertainties and actual results could differ materially from those projected. These forward looking statements are based on current expectations, estimates, forecasts, and projections about the operating environment, economies and markets in which Tech Data operates and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words, and similar expressions are intended to identify such forward looking statements. In addition, any statements that refer to Tech Data’s future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances, are forward looking statements. These forward looking statements are only predictions and are subject to risks, uncertainties, and assumptions. Therefore, actual results may differ materially and adversely from those expressed in any forward looking statements. For additional information with respect to important risks and other factors that could cause actual results to differ materially from those in the forward-looking statements, see Tech Data’s Annual Report on Form 10-K for the year ended January 31, 2018, including Part I, Item 1A, “Risk Factors” therein, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other securities filings with the Securities and Exchange Commission (the “SEC”) that are available at the SEC’s website at www.sec.gov and other securities regulators. Readers are cautioned not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Many of these factors are beyond Tech Data’s control. Unless otherwise required by applicable securities laws, Tech Data disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Tech Data undertakes no duty to update any forward looking statements contained herein to reflect actual results or changes in Tech Data’s expectations. Use of Non-GAAP Financial Information This document includes financial results prepared in accordance with generally accepted accounting principles (“GAAP”). In addition to GAAP results, Tech Data management believes that the presentation of non-GAAP financial measures is useful to investors because it provides investors with a more complete understanding of our operational results and a meaningful comparison of our performance between periods. The non-GAAP results and outlook should only be used in conjunction with results reported in accordance with GAAP and are not intended to be a substitute for results reported in accordance with GAAP. Non-GAAP financial measures presented in this presentation or other presentations, press releases and similar documents issued by Tech Data, include but are not limited to sales, income or expense items as adjusted for the impact of changes in foreign currencies (referred to as “constant currency”) , non-GAAP selling, general and administrative expenses (“SG&A”), non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP earnings per diluted share and Adjusted Return on Invested Capital. These non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by comparable companies. Management may also use these non-GAAP financial measures to establish operational goals and, in some cases, for measuring performance for compensation purposes. This presentation provides a detailed reconciliation between results reported in accordance with GAAP and non-GAAP financial measures. 2

Worldwide Net Sales $ in Billions Q3 FY19: • Worldwide reported net sales of $9.3 billion increased $10.0 $9.3 11% year-over-year and 5% sequentially. 3% $8.9 $8.4 $8.5 3% 3% 3% 3% 38% • On a constant currency basis, net sales increased 44% Asia Pacific 43% 42% 46% 12% year-over-year and 6% sequentially. Americas Europe • Three of our vendor partners represented 10% or 59% more of our net sales; Apple represented 17%, HP 55% 51% 53% 54% Inc. represented 11% and Cisco represented 10% of net sales. Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Y/Y Growth 39% 48% 22% 10% 11% Y/Y CC Growth (1) 35% 39% 13% 8% 12% ⁽¹⁾ CC: constant currency Note: Prior year (FY18) growth rates reflect the acquisition of Technology Solutions on February 27, 2017. Net sales and related growth rates adjusted to reflect adoption of new revenue recognition standard ASC 606. 3

Worldwide Gross Profit and Margin $ in Millions $616.9 Q3 FY19: $556.6 $526.1 $523.1 $527.0 • Gross profit of $556.6 million increased $30.5 million or 6% compared to the prior-year quarter. 6.23% 6.15% 6.12% 5.93% 5.96% • Gross profit margin declined 27 basis points from the prior-year quarter. Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Gross Profit and Margin Gross Margin Note: Gross margin percentage adjusted to reflect adoption of ASC 606. 4

Worldwide SG&A Expenses $ in Millions Q3 FY19: • Non-GAAP SG&A expenses of $368.6 million decreased $21.8 million or 6% compared to the prior- SG&A Expenses SG&A Expenses (Non-GAAP) (1) year quarter. • Included in SG&A and non-GAAP SG&A expenses is a $25 million benefit from the collection of a previously reserved $390.4 $400.9 $399.1 $392.1 $416.8 $429.0 $422.4 $415.3 accounts receivable. $396.7 $368.6 • Non-GAAP SG&A as a percentage of net sales 4.93% 4.94% decreased 67 basis points from the prior-year quarter. 4.67% 4.62% 4.67% 4.41% 4.28% 4.25% 4.00% 3.95% • GAAP depreciation and amortization expense was $39.2 million compared to $42.3 million in the prior- year quarter. Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 (1) Non-GAAP SG&A excludes acquisition-related amortization of intangibles expenses and tax indemnifications. See GAAP to Non-GAAP reconciliation in the appendix. Note: Both GAAP and non-GAAP SG&A percentage of net sales adjusted to reflect adoption of ASC 606. 5

Worldwide Operating Income $ in Millions Q3 FY19: Operating Income Operating Income (Non-GAAP) (1) • Worldwide non-GAAP operating income of $188.0 million increased $52.3 million or 39% $151.9 $146.9 compared to the prior-year quarter. $216.0 • Included in Q3 FY19 operating income and non-GAAP $188.0 operating income is a $25 million benefit from the $110.4 collection of a previously reserved accounts receivable. $135.7 $135.0 $79.6 $124.1 $70.5 2.15% 2.01% • Worldwide non-GAAP operating margin 1.51% 1.57% 1.61% 1.45% 1.52% improved 40 basis points from the prior-year 1.24% 0.94% 0.82% quarter. Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 ⁽¹⁾ See the GAAP to Non-GAAP reconciliation in the appendix. Note: Both GAAP and non-GAAP operating margin percentage adjusted to reflect adoption of ASC 606. 6

Worldwide Net Income and EPS Q3 FY19: $ in Millions (except EPS) • The effective tax rate was 2%, compared to 32% in the prior-year quarter. Excluding non-GAAP adjustments, the effective tax rate was 26%, compared to 31% in the Net Income and EPS Net Income and EPS (Non-GAAP) (1) prior-year quarter. $114.2 $134.7 • Non-GAAP net income of $116.3 million increased $39.6 $2.96 $116.3 million or 52% compared to the prior-year quarter. $75.9 • Included in Q3 FY19 net income and non-GAAP net income is $18 $1.97 $76.7 $77.7 million (net of tax) benefit from the collection of a previously $3.50 $70.8 $3.02 reserved accounts receivable. $37.3 $33.7 $2.00 $1.84 $2.01 $0.97 $0.87 • Non-GAAP EPS of $3.02 increased $1.02 or 51% $1.3 compared to the prior-year quarter. $0.03 • Included in Q3 FY19 EPS and non-GAAP EPS is a $0.47 benefit Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 related to the aforementioned collection of a previously reserved accounts receivable. (1)See the GAAP to non-GAAP reconciliation in the appendix. 7

Regional Results - Americas Net Sales $ in Billions Q3 FY19: $4.0 $4.1 $3.9 $3.7 $3.6 • Americas’ reported net sales were $4.1 billion, an increase of 13% year-over-year and 2% sequentially • On a constant currency basis, net sales increased 14% year-over-year and 2% sequentially. Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Americas Y/Y Growth 52% 57% 15% 7% 13% Y/Y CC Growth (1) 52% 56% 15% 7% 14% ⁽¹⁾ CC: constant currency Note: Prior year (FY18) growth rates reflect the acquisition of Technology Solutions on February 27, 2017. Net sales and related growth rates adjusted to reflect adoption of new revenue recognition standard ASC 606. 8

Regional Results - Americas Operating Income (1) $ in Millions Q3 FY19: • Americas’ non-GAAP operating income of $124.8 million increased $39.3 million or Operating Income Operating Income (Non-GAAP) (2) 46% compared to the prior-year quarter. $112.4 $124.8 • Included in Q3 FY19 operating income and non- GAAP operating income is a $25 million benefit from $87.9 the collection of a previously reserved accounts receivable. $95.4 $61.3 $85.5 $85.1 $85.9 $55.6 $53.9 • Non-GAAP operating margin improved 68 2.72% 2.17% basis points over the prior-year quarter. 1.52% 1.70% 3.01% 1.40% 2.33% 2.21% 2.38% 2.36% Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 (1) Before stock compensation expense. (2) See the GAAP to non-GAAP reconciliation in the appendix. Note: Both GAAP and non-GAAP operating margin percentage adjusted to reflect adoption of ASC 606. 9

Regional Results - Europe Net Sales $ in Billions Q3 FY19: $5.9 • Europe’s reported net sales were $4.9 billion, $4.9 an increase of 9% year-over-year and 8% $4.5 $4.7 $4.5 sequentially. • On a constant currency basis, net sales increased 12% year-over-year and 10% sequentially. Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Europe Y/Y Growth 23% 36% 26% 13% 9% Y/Y CC Growth (1) 17% 23% 10% 9% 12% ⁽¹⁾ CC: constant currency Note: Prior year (FY18) growth rates reflect the acquisition of Technology Solutions on February 27, 2017. Net sales and related growth rates adjusted to reflect adoption of new revenue recognition standard ASC 606. 10

Regional Results - Europe Operating Income (1) $ in Millions Operating Income Operating Income (Non-GAAP) (2) Q3 FY19: $130.4 $100.4 • Europe’s non-GAAP operating income of $66.2 million increased $12.8 million or 24% compared to the prior-year quarter. $66.2 $53.4 $39.9 $43.6 $44.3 • Non-GAAP operating margin improved 16 $29.9 2.22% 1.71% $29.1 basis points from the prior-year quarter. 1.34% $17.3 1.18% 0.94% 0.97% 0.64% 0.81% 0.66% 0.37% Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 (1) Before stock compensation expense. (2) See the GAAP to non-GAAP reconciliation in the appendix. Note: Both GAAP and non-GAAP operating margin percentage adjusted to reflect adoption of ASC 606. 11

Regional Results - Asia Pacific Net Sales $ in Billions Q3 FY19: $0.30 $0.29 • Asia Pacific reported net sales were $0.28 $0.28 $0.27 $0.27 billion, an increase of 6% year-over-year and a decline of 4% sequentially. • On a constant currency basis, net sales increased 12% year-over-year and declined 1% sequentially. Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Asia Pacific Y/Y Growth (1) N/A N/A 48% 5% 6% Y/Y CC Growth (2) N/A N/A 46% 7% 12% ⁽¹⁾ Tech Data had no operations in the Asia Pacific region prior to the acquisition of Technology Solutions on February 27, 2017 ⁽²⁾ CC: constant currency Note: Net sales and related growth rates adjusted to reflect adoption of new revenue recognition standard ASC 606. 12

Regional Results - Asia Pacific Operating Income (1) $ in Millions Q3 FY19: Operating Income Operating Income (Non-GAAP) (2) $5.7 $7.5 • The Asia Pacific region’s non-GAAP operating income of $4.6 million increased $0.7 million or 18% compared to the prior- $2.7 $4.6 $2.4 $3.9 year quarter. 1.88% 2.45% 0.97% 0.91% $1.3 1.47% $2.5 1.64% • Non-GAAP operating margin improved 17 0.45% 0.86% $1.1 basis points from the prior-year quarter. -0.21% 0.40% $(0.6) Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 (1) Before stock compensation expense. (2) See the GAAP to non-GAAP reconciliation in the appendix. Note: Both GAAP and non-GAAP operating margin percentage adjusted to reflect adoption of ASC 606. 13

Worldwide Cash Metrics Cash Flow from Operations Cash Conversion Cycle ⁽¹⁾ $ in Millions Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 $657 $561 Days of Sales 54 55 56 53 58 Outstanding $155 $70 Days of Supply 32 29 33 33 33 Days of Purchases (63) (68) (65) (68) (73) Outstanding ($567) Cash Conversion 23 16 24 18 18 Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Cycle Q3 FY19: • Net cash generated by operations was $155 million. • The cash balance at the end of the quarter was $646 million. ⁽¹⁾ Adjusted to reflect adoption of ASC 606. 14

Worldwide Balance Sheet Highlights Debt to Total Capital Q3 FY19: • Accumulated other comprehensive income, which consists of currency translation, net of applicable taxes, was $7 million. • Capital expenditures were $17 million. • At October 31, 2018, the company had $2.8 41% billion of equity, and 37.74 million shares 36% 36% 35% 33% outstanding resulting in book value of $75.20 per share. • At October 31, 2018, the company had Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 approximately $1.8 billion of goodwill and acquired intangibles. Debt $1,920 $1,638 $1,620 $1,519 $1,412 Equity $2,724 $2,921 $2,869 $2,851 $2,838 Debt to Total Capital ratio 41% 36% 36% 35% 33% 15

Worldwide Return on Invested Capital ROIC (1) Adjusted ROIC (1) • Company’s Weighted Average Cost of Capital is approximately 9% 9% 8% 12% 12% Q3 FY18 TTM Q3 FY19 TTM Q3 FY18 TTM Q3 FY19 TTM (1) See reconciliation of ROIC to adjusted ROIC calculation in appendix. 16

Worldwide Share Repurchase Activity Number of Amount Shares Average Repurchased Repurchased Price Per ($ millions) Share (millions) Q3 FY19 Share Repurchases $44 0.621 $70.48 17

Forward-Looking Statements Business Outlook Certain statements made in this document are “Forward-Looking Statements” as described in the For the quarter ending January 31, 2019 Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties further described in Tech Data Corporation’s (the “Company”) Annual Report on Form 10-K for the year Net Sales Range $10.5 billion to $10.9 billion ended January 31, 2018, a copy of which can be EPS Range $3.00 to $3.30 obtained from the Company’s Investor Relations website at www.techdata.com/investor. A number of (1) Non-GAAP EPS Range $3.90 to $4.20 important factors, some of which are beyond the Company’s control, could cause actual events and results to differ materially from those contained in or Q4 FY19 business outlook assumes the following: implied by the forward-looking statements. Forward- • U.S. dollar to euro exchange rate of $1.15 to €1.00 • For the quarter ending January 31, 2019, the Company anticipates its effective tax rate will looking statements reflect management's analysis as be in the range of 24 percent to 26 percent. of the filing date of this presentation. The Company does not undertake to update or revise these statements to reflect subsequent developments. (1) See reconciliation in appendix. 18

APPENDIX GAAP to Non-GAAP Reconciliations 19

ASC 606 Impact to Previously Reported Results Three months ended, April 30, 2017 July 31, 2017 October 31, 2017 January 31, 2018 Adjusted for Adjusted for Adjusted for Adjusted for As reported As reported As reported As reported ASC 606 ASC 606 ASC 606 ASC 606 Net sales $7,664,063 $7,023,620 $8,882,691 $8,092,353 $9,135,728 $8,448,471 $11,092,529 $10,033,397 Gross profit margin 5.96% 6.51% 5.80% 6.37% 5.76% 6.23% 5.56% 6.15% SG&A percentage of net sales 4.60% 5.02% 4.62% 5.07% 4.56% 4.93% 3.87% 4.28% Operating income margin 0.98% 1.07% 1.17% 1.28% 0.87% 0.94% 1.37% 1.51% Non-GAAP SG&A percentage of net sales 4.36% 4.75% 4.37% 4.79% 4.27% 4.62% 3.61% 4.00% 20

SG&A $ in thousands Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Net Sales $ 8,448,471 $ 10,033,397 $ 8,548,319 $ 8,886,101 $ 9,340,029 SG&A Expenses (GAAP) $ 416,766 $ 428,965 $ 422,361 $ 415,319 $ 396,675 Tax indemnifications - (6,526) - (554) (5,541) Acquisition-related intangible assets amortization expense (26,385) (21,529) (23,304) (22,715) (22,523) SG&A Expenses (non-GAAP) $ 390,381 $ 400,910 $ 399,057 $ 392,050 $ 368,611 SG&A Expenses (GAAP) % 4.93% 4.28% 4.94% 4.67% 4.25% SG&A Expenses (non-GAAP) % 4.62% 4.00% 4.67% 4.41% 3.95% 21

Operating Income Q3 FY19 (In thousands) Q3 FY19 Stock Americas (1) Europe (1) Asia Pacific (1) Compensation Consolidated Expense Net Sales $ 4,137,852 $ 4,920,156 $ 282,021 $ 9,340,029 Operating income (GAAP) (1) $ 112,399 $ 39,889 $ 2,739 $ (8,139) $ 146,888 Acquisition, integration and restructuring 5,989 13,132 578 578 20,277 expenses Acquisition-related intangible assets 13,569 7,640 1,314 22,523 amortization expense Tax indemnifications - 5,541 - 5,541 Gain on disposal of subsidiary - (29) - (29) Legal settlements and other, net (7,207) - - (7,207) $ 12,351 $ 26,284 $ 1,892 $ 578 $ 41,105 Total non-GAAP operating income adjustments Operating income (non-GAAP) $ 124,750 $ 66,173 $ 4,631 $ (7,561) $ 187,993 Operating margin (GAAP) 2.72% 0.81% 0.97% 1.57% Operating margin (non-GAAP) 3.01% 1.34% 1.64% 2.01% (1) GAAP operating income does not include stock compensation expense at the regional level. 22

Operating Income Q2 FY19 (In thousands) Q2 FY19 Stock Americas (1) Europe (1) Asia Pacific (1) Compensation Consolidated Expense Net Sales $ 4,043,331 $ 4,549,127 $ 293,643 $ 8,886,101 Operating income (GAAP) (1) $ 87,930 $ 29,085 $ 1,318 $ (7,968) $ 110,365 Acquisition, integration and restructuring (844) 13,342 131 668 13,297 expenses Acquisition-related intangible assets 13,570 7,727 1,418 22,715 amortization expense Tax indemnifications - 910 (356) 554 Gain on disposal of subsidiary - (6,717) - (6,717) Legal settlements and other, net (5,234) - - (5,234) $ 7,492 $ 15,262 $ 1,193 $ 668 $ 24,615 Total non-GAAP operating income adjustments Operating income (non-GAAP) $ 95,422 $ 44,347 $ 2,511 $ (7,300) $ 134,980 Operating margin (GAAP) 2.17% 0.64% 0.45% 1.24% Operating margin (non-GAAP) 2.36% 0.97% 0.86% 1.52% (1) GAAP operating income does not include stock compensation expense at the regional level. 23

Operating Income Q1 FY19 (In thousands) Q1 FY19 Stock Americas (1) Europe (1) Asia Pacific (1) Compensation Consolidated Expense Net Sales $ 3,618,206 $ 4,661,702 $ 268,411 $ 8,548,319 Operating income (GAAP) (1) $ 61,342 $ 17,318 $ (577) $ (7,587) $ 70,496 Acquisition, integration and restructuring 13,916 17,988 321 1,000 33,225 expenses Acquisition-related intangible assets 13,643 8,329 1,332 23,304 amortization expense Legal settlements and other, net (2,965) - - (2,965) $ 24,594 $ 26,317 $ 1,653 $ 1,000 $ 53,564 Total non-GAAP operating income adjustments Operating income (non-GAAP) $ 85,936 $ 43,635 $ 1,076 $ (6,587) $ 124,060 Operating margin (GAAP) 1.70% 0.37% -0.21% 0.82% Operating margin (non-GAAP) 2.38% 0.94% 0.40% 1.45% (1) GAAP operating income does not include stock compensation expense at the regional level. 24

Operating Income Q4 FY18 (In thousands) Q4 FY18 Stock Americas (1) Europe (1) Asia Pacific (1) Compensation Consolidated Expense Net Sales $ 3,850,705 $ 5,878,873 $ 303,819 $ 10,033,397 Operating income (GAAP) (1) $ 53,924 $ 100,439 $ 5,704 $ (8,164) $ 151,903 Acquisition, integration and restructuring 16,990 15,807 322 1,222 34,341 expenses Acquisition-related intangible assets 13,664 6,434 1,431 21,529 amortization expense Value added tax assessments 494 1,158 - 1,652 Tax indemnifications - 6,526 - 6,526 $ 31,148 $ 29,925 $ 1,753 $ 1,222 $ 64,048 Total non-GAAP operating income adjustments Operating income (non-GAAP) $ 85,072 $ 130,364 $ 7,457 $ (6,942) $ 215,951 Operating margin (GAAP) 1.40% 1.71% 1.88% 1.51% Operating margin (non-GAAP) 2.21% 2.22% 2.45% 2.15% (1) GAAP operating income does not include stock compensation expense at the regional level. 25

Operating Income Q3 FY18 (In thousands) Q3 FY18 Stock Americas (1) Europe (1) Asia Pacific (1) Compensation Consolidated Expense Net Sales $ 3,663,498 $ 4,518,669 $ 266,304 $ 8,448,471 Operating income (GAAP) (1) $ 55,551 $ 29,909 $ 2,432 $ (8,325) $ 79,567 Acquisition, integration and restructuring 14,149 14,128 287 1,184 29,748 expenses Acquisition-related intangible assets 15,816 9,362 1,207 26,385 amortization expense $ 29,965 $ 23,490 $ 1,494 $ 1,184 $ 56,133 Total non-GAAP operating income adjustments Operating income (non-GAAP) $ 85,516 $ 53,399 $ 3,926 $ (7,141) $ 135,700 Operating margin (GAAP) 1.52% 0.66% 0.91% 0.94% Operating margin (non-GAAP) 2.33% 1.18% 1.47% 1.61% (1) GAAP operating income does not include stock compensation expense at the regional level. 26

Net Income and EPS

(In thousands, except per share data)	Q3 FY18		Q4 FY18		Q1 FY19		Q2 FY19		Q3 FY19	
	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS
GAAP Results	$37,268	$0.97	$1,260	$0.03	$33,699	$0.87	$75,866	$1.97	$114,216	$2.96
Legal settlements and other, net	-	-	-	-	(2,965)	(0.08)	(5,234)	(0.13)	(7,207)	(0.19)
Value added tax assessments and related interest expense	-	-	2,568	0.07	(928)	(0.02)	-	-	-	-
Acquisition, integration and restructuring expenses	29,748	0.77	34,341	0.89	33,225	0.86	13,297	0.34	20,277	0.53
Acquisition-related intangible assets amortization expense	26,385	0.69	21,529	0.56	23,304	0.61	22,715	0.59	22,523	0.58
Gain on disposal of subsidiary	-	-	-	-	-	-	(6,717)	(0.17)	(29)	-
Tax indemnifications	-	-	6,526	0.17	-	-	554	0.01	5,541	0.14
Income tax effect of tax indemnifications	-	-	(6,526)	(0.17)	-	-	(554)	(0.01)	(5,541)	(0.14)
Income tax effect of other adjustments above	(16,652)	(0.43)	(21,565)	(0.56)	(12,908)	(0.33)	(9,404)	(0.25)	(8,798)	(0.23)
Income tax benefit from acquisition settlement	-	-	-	-	-	-	(12,839)	(0.34)	(207)	-
Change in deferred tax valuation allowances	-	-	1,224	0.03	(2,600)	(0.07)	-	-	(473)	(0.01)
Impact of US tax reform	-	-	95,369	2.48	-	-	-	-	(24,000)	(0.62)
Non-GAAP Results	$76,749	$2.00	$134,726	$3.50	$70,827	$1.84	$77,684	$2.01	$116,302	$3.02
Weighted average shares outstanding - diluted	38,433		38,529		38,561		38,566		38,526	

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Return on Invested Capital $ in thousands Twelve months ended October 31, TTM Net Operating Profit After Tax (NOPAT)*: 2017 2018 Operating income $ 361,293 $ 479,652 Income taxes on operating income (1) (94,679) (184,189) NOPAT $ 266,614 $ 295,463 Average Invested Capital: Short-term debt (5-qtr end average) $ 360,705 $ 117,542 Long-term debt (5-qtr end average) 1,279,729 1,504,148 Shareholders' Equity (5-qtr end average) 2,439,925 2,840,505 Total average capital 4,080,359 4,462,195 Less: Cash (5-qtr end average) (1,054,922) (660,638) Average invested capital less average cash $ 3,025,437 $ 3,801,557 ROIC 9% 8% * Trailing Twelve Months is abbreviated as TTM. (1) Income taxes on operating income was calculated using the trailing twelve months effective tax rate. 28

Adjusted Return on Invested Capital $ in thousands Twelve months ended October 31, TTM Net Operating Profit After Tax (NOPAT), as adjusted*: 2017 2018 Non-GAAP operating income (1) $ 508,902 $ 662,984 Income taxes on non-GAAP operating income (2) (151,859) (180,184) NOPAT, as adjusted $ 357,043 $ 482,800 Average Invested Capital, as adjusted: Short-term debt (5-qtr end average) $ 360,705 $ 117,542 Long-term debt (5-qtr end average) 1,279,729 1,504,148 Shareholders' Equity (5-qtr end average) 2,439,925 2,840,505 Tax effected impact of non-GAAP adjustments (3) 50,441 90,378 Total average capital, as adjusted 4,130,800 4,552,573 Less: Cash (5-qtr end average) (1,054,922) (660,638) Average invested capital less average cash $ 3,075,878 $ 3,891,935 Adjusted ROIC 12% 12% * Trailing Twelve Months is abbreviated as TTM. (1) Represents operating income as adjusted to exclude acquisition, integration and restructuring expenses, legal settlements and other, net, gain on disposal of subsidiary, value added tax assessments and acquisition-related intangible assets amortization expense. (2) Income taxes on non-GAAP operating income was calculated using the trailing twelve months effective tax rate adjusted for the impact of non-GAAP adjustments during the respective periods. (3) Represents the 5 quarter average of the year-to-date impact of non-GAAP adjustments. 29

Guidance Reconciliation Three months ending January 31, 2019 Low end of guidance High end of guidance range range Earnings per share - diluted $3.00 $3.30 Acquisition, integration and restructuring expenses 0.59 0.59 Acquisition-related intangible assets amortization expense 0.61 0.61 Income tax effect of the above adjustments (0.30) (0.30) Non-GAAP earnings per share - diluted $3.90 $4.20 30